SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 20, 2000

                         OLD KENT FINANCIAL CORPORATION

               (Exact Name of Registrant as Specified in Charter)

                                    Michigan

                 (State or Other Jurisdiction of Incorporation)

               0-14591                             39-1986608

      (Commission File Number)         (IRS Employer Identification No.)


        111 Lyon Street, N.W.                        49503
       Grand Rapids, Michigan

   (Address of Principal Executive                 (Zip Code)
              Offices)


       Registrant's telephone number, including area code: (616) 771-5000


                                 Not Applicable

          (Former Name or Former Address, If Changed Since Last Report)




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ITEM 5.     OTHER EVENTS


            On November 20, 2000, the Registrant and Fifth Third Bancorp, an Ohio corporation ("Fifth Third"), entered into an Agreement and Plan of Merger (the "Merger Agreement"). The Merger Agreement is filed as Exhibit 2.1 hereto and hereby incorporated herein by reference.

            Immediately following their execution and delivery of the Merger Agreement, the Registrant and Fifth Third entered into a stock option agreement (the "Stock Option Agreement") pursuant to which the Registrant granted Fifth Third the right, upon the terms and subject to the conditions set forth therein, to purchase up to 19.9% of outstanding common stock, par value $ 1 per share, of the Registrant at a price of $25.00 per share. The foregoing description of the Stock Option Agreement is qualified in its entirety by reference to the complete text of the Stock Option Agreement, which is filed as Exhibit 99.1 and hereby incorporated herein by reference.

            A copy of the press release, dated November 20, 2000, jointly issued by the Registrant and Fifth Third relating to the Merger is attached as Exhibit
99.2 hereto and is hereby incorporated herein by reference.

            A copy of the presentation to investors, dated November 20, 2000, relating to the Merger and given jointly by representatives of the Registrant and Fifth Third, is attached as Exhibit 99.3 hereto and is hereby incorporated herein by reference.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
            AND EXHIBITS


      (a)   Financial Statements.

      Not applicable.

      (b)   Pro Forma Financial Information.

      Not applicable.

      (c)   Exhibits.

      Exhibit 2.1 Agreement and Plan of Merger, dated as of November 20, 2000, by and between Old Kent Financial Corporation and Fifth Third Bancorp.

      Exhibit 99.1 Stock Option Agreement, dated as of November 20, 2000, by and between Old Kent Financial Corporation, as issuer, and Fifth Third, as grantee.

      Exhibit 99.2 Joint Press Release, dated November 20, 2000 (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") filed by the Registrant with the Securities and Exchange Commission ("SEC") on November 20, 2000).

      Exhibit 99.3 Investor Presentation, dated November 20, 2000 (incorporated by reference to the solicitation material pursuant to Rule 14a-12 under the Exchange Act filed by the Registrant with the SEC on November 20, 2000).




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  November 21, 2000                 OLD KENT FINANCIAL CORPORATION
                                                  (Registrant)






                                     By: /s/ Mary E. Tuuk
                                         ---------------------------
                                         Mary E. Tuuk
                                         Its Senior Vice President and Secretary